FORM OF SUBSCRIPTION AGREEMENT


                             SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this __ day of __________________, 2004, by and among CCP Worldwide, Inc., a Delaware corporation (the "Company"), Dyadic International, Inc., a Florida corporation and upon the Closing Date (as defined below) a wholly owned subsidiary of the Company ("Dyadic") and the undersigned (the "Subscriber").

      WHEREAS, the Company and Dyadic are parties to a certain Agreement of Merger and Plan of Reorganization dated as of September 28, 2004 (the "Merger Agreement"), pursuant to which a newly organized, wholly owned subsidiary of the Company will merge with and into Dyadic, Dyadic will become a wholly owned subsidiary of the Company, and the existing Dyadic stockholders will obtain majority ownership and control of the Company (the "Merger"). Immediately after the effective time of the Merger (the "Closing Date"), the Company will change its name to Dyadic International, Inc. and will assume, through Dyadic, its business and operations.

      WHEREAS, to facilitate the Merger, and as a condition to the closing of the Merger, the Company intends to issue, in a private placement transaction (the "Offering") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), its Units (the "Units") consisting of (i) one
(1) share of the Company's common stock, par value $0.001 per share ("Common Stock"), and (ii) one (1) five (5) year callable warrant for every two (2) Units purchased hereunder, each warrant to purchase one (1) share of the Company's Common Stock at an initial exercise price of $5.50 per share (the "Warrants" and the Common Stock issuable upon the exercise of the Warrants the "Warrant Shares"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      1. Subscription Procedure

      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $3.33 per Unit (the "Purchase Price"). The Company agrees to sell such Units to the Subscriber for the Purchase Price.

      1.2 The subscription period will begin as of October 1, 2004 and will terminate (if the Closing Date has not earlier occurred) at 5 PM Eastern Standard Time on November 5, 2004, unless extended by the Company, Dyadic and the Placement Agents (as defined below) for up to an additional 90 days (the "Termination Date"). The Units will be offered on a "best efforts" basis as more particularly set forth in the Confidential Offering Memorandum dated October, 2004 and any supplements thereto (the "Offering Memorandum"). The minimum dollar amount of Units that may be purchased by the Subscriber is $25,000 unless Dyadic and the Company waive the requirement. The consummation of the Offering is subject to the satisfaction of a number of conditions, as further described in the Offering Memorandum, one or more of which conditions may not occur.

      1.3 Placement of Units will be made by [redacted names of Placement Agents] (collectively, the "Placement Agents"), which will receive certain compensation therefor as provided in that certain Engagement Agreement, dated June 15 2004, between the Placement Agents and Dyadic and which is more fully described in the Offering Memorandum.

      1.4 The Purchase Price will be placed in escrow pursuant to an escrow agreement by and among the Placement Agents, the Company, and McGuireWoods LLP as escrow agent (the "Escrow Agreement") and shall be paid over to the Company at the closing of the purchase of the Units in the Offering (the "Closing") to occur on the Closing Date.

      1.5 The certificates for the Common Stock together with the accompanying Warrants bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

      1.6 The Purchase Price for the Units purchased hereunder shall be paid by certified check, payable to McGuireWoods LLP, as escrow agent, or by wire transfer to McGuireWoods LLP pursuant to the following instructions:

                  BANK OF AMERICA - Jacksonville, FL
                  ABA:  026009593 (Domestic Wires)
                  Swift Code:  BOFAUS3N (International Wires)
                  Credit:  McGuireWoods LLP IOLTA Account
                  Account Number:  [redacted account number]
                  Reference:  (Louis W. Zehil / 2041649-0002)
                  [redacted name of Placement Agent]-Dyadic Subscription Escrow


      1.7 The Company and Dyadic may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. Neither the Company nor any Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

      2. Representations and Covenants of Subscriber

      2.1 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the securities comprising the Units is extremely limited; and (v) an investor could sustain the loss of his entire investment, as well as other risk factors, as more fully set forth herein and in the Offering Memorandum.

      2.2 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, the form of which is attached hereto as Exhibit A, and that he or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company and Dyadic to access the Subscriber's eligibility for the Offering.

      2.3 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or Dyadic both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

      2.4 The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, the Common Stock Purchase Warrant and the attachments hereto and thereto (collectively, the "Offering Documents") and hereby represents that he has been furnished or given access by the Company or Dyadic during the course of this Offering with or to all information regarding the Company and Dyadic and their respective financial conditions and results of operations which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and Dyadic concerning the terms and conditions of the Offering, and any additional information which he had requested.

      2.5 The Subscriber acknowledges that this Offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

      2.6 The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission ("SEC") because the Offering is intended to be a nonpublic offering pursuant to
Section 4(2) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company's request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

      2.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to distribute would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

      2.8 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company, Dyadic and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

      2.9 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Units and the Common Stock or Warrants included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

      2.10 The Subscriber understands that the Company and Dyadic will review this Subscription Agreement and the Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company and Dyadic reserve the unrestricted right to reject or limit any subscription and to close the offer at any time.

      2.11 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

      2.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

      2.13 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or Dyadic or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

      2.14 The Subscriber agrees that he will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

      2.15 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

      2.16 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or issuable upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      2.17 The undersigned hereby covenants and agrees that it will not have an open position (e.g., short sale) in the Common Stock prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Common Stock being registered in the Registration Statement. The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of Section 5 of the Act.

      2.18 The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber's legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company's securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber's breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company or its officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

      2.19 The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

      3. Representations by the Company and Dyadic

         Except as set forth in the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "SEC Reports"), each of the Company and, as applicable, Dyadic severally represent and warrant to the Subscriber that:

      3.1 Organization and Authority. The Company and Dyadic, and each of their respective subsidiaries, (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
(ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

      3.2 Qualifications. The Company and Dyadic, and each of their respective subsidiaries, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and Dyadic, and each of their respective subsidiaries, taken as a whole.

      3.3 Capitalization of the Company. The capitalization of the Company as of June 30, 2004, is as described in the Company's Form 10-QSB for the six months ended June 30, 2004. The Company has not issued any capital stock since such date other than pursuant to the conversion or exercise of outstanding common stock equivalents or as contemplated by the Merger Agreement. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Offering Documents. Except as a result of the purchase and sale of the Units, as contemplated in the Merger Agreement or as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below). The Common Stock and the Warrants to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Subscription Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable, and the Warrant Shares, when issued upon exercise of the Warrants in exchange for the payment in full of the exercise price for such Warrant Share therein specified, will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the NASD OTC Bulletin Board, the Company and the Common Stock meet the criteria for continued quotation and trading on the OTC Bulletin Board, and no suspension of trading in the Common Stock is in effect.

      3.4 Corporate Authorization. The Offering Documents have been duly and validly authorized by the Company and Dyadic. This Subscription Agreement, assuming due execution and delivery by the Subscriber, and the Warrants, when the Subscription Agreement and the Warrants are executed and delivered by the Company and Dyadic, will be, valid and binding obligations of the Company and Dyadic enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

      3.5 Non-Contravention. The execution and delivery of the Offering Documents by the Company and Dyadic, the issuance of the Units as contemplated by the Offering Documents and the completion by the Company and Dyadic of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or Dyadic or their respective subsidiaries,
(ii) conflict with or result in a breach by the Company or Dyadic or their respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or Dyadic or their respective subsidiaries pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which Company or Dyadic or any of their respective subsidiaries is a party or by which Company or Dyadic or any of their respective subsidiaries or any of their respective properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and Dyadic and their respective subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company or Dyadic to perform their obligations under, the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or Dyadic or any of their respective subsidiaries or any of their respective properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and Dyadic and their respective subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company or Dyadic to perform its obligations under, the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or Dyadic or their respective subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or Dyadic or any of their respective subsidiaries to make use thereof.

      3.6 Information Provided. The Company hereby represents and warrants to the Subscriber that the Offering Memorandum, the SEC Reports and any other information provided by or on behalf of the Company to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this
Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states. Dyadic hereby represents and warrants to the Subscriber that the Offering Memorandum and any other information provided by or on behalf of Dyadic to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

      3.7 Absence of Certain Proceedings. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or, to the knowledge of the Company or Dyadic, threatened against or affecting the Company or Dyadic or any of their respective subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or Dyadic, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company or Dyadic to perform its obligations under, the Offering Documents; and to the best of the Company's and Dyadic's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or Dyadic or any of their current or former directors or officers.

      3.8 Compliance with Law. Neither the Company nor Dyadic nor any of their respective subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company and Dyadic there is no pending investigation which would reasonably be expected to lead to such a claim.

      3.9 Tax Matters. The Company and Dyadic and each of their respective subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or Dyadic or any of their respective subsidiaries which has had (nor does the Company or Dyadic or any of their respective subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or Dyadic or any of their respective subsidiaries, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or Dyadic or any of their respective subsidiaries and its subsidiaries, taken as a whole.

      4. Registration Rights

      4.1 Registration Requirement. The Company shall file a registration statement on Form SB-2 or other appropriate registration document under the Act (the "Registration Statement") for resale of the Common Stock and the Warrant Shares (the "Registrable Securities") and shall use its reasonable best efforts to maintain the Registration Statement effective, at the Company's expense, for a period expiring on the later to occur of (i) twenty-four (24) months after it is declared effective by the SEC and (ii) twelve (12) months after the full exercise or expiration of the Warrants held by the Subscriber (the "Effectiveness Period"). The Company shall file such Registration Statement no later than sixty (60) days after the Closing Date, and shall use reasonable best efforts to cause such Registration Statement to become effective within one hundred and fifty (150) days after the Closing Date. Failure to file timely the Registration Statement or obtain its effectiveness within 150 days of the Closing Date shall require the Company to make a cash payment, as liquidated damages, to the Subscriber of 0.0333% of the Purchase Price of the Units sold to the Subscriber under this Subscription Agreement for each day of such failure. Prior to the date the Registration Statement is declared effective, the Company shall not file with the SEC any other new registration statement under the Act, other than a Form S-8 registration statement, with respect to any securities of the Company.

      4.2 Limitation to Registration Requirement. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

      4.3 Expenses of Registration. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Subscription Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

      4.4 Indemnification.

            (a) To the extent permitted by law the Company will indemnify each Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by such Subscriber or underwriter; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Subscriber, partner, officer, director, employee, agent, underwriter or controlling person of such Subscriber, provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Subscription Agreement.

            (b) To the extent permitted by law, each Subscriber whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Subscriber and each of their officers, directors, partners, agents and employees, and each person controlling such Subscriber, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Subscribers, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Subscriber; provided, however, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

            (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      4.5 Transfer or Assignment of Registration Rights. The benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee of any of the Registrable Securities, provided that the Company is given written notice that such right has been transferred, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such rights shall be deemed to have assumed the obligations of the Subscriber under this Subscription Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

      4.6 Registration Procedures. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

            (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

            (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

            (c) Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

            (d) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

            (e) Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like, to the extent such items do not constitute material, non-public information;

            (f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

            (g) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a "Potential Material Event"), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of Subscriber for more than 120 days in the aggregate.

      4.7 Statement of Beneficial Ownership. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber's Registrable Securities. The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber's shares of Common Stock (including such shares into which the Warrants are exercisable) from the Registration Statement in the event that the Subscriber fails to provide such information within ten (10) trading days of the request therefor by the Company.

      4.8 Compliance. Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Act as applicable to such Subscriber in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

      4.9 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its Common Stock, other than an offering of securities issued pursuant to a Strategic Issuance (as defined below) and other than a Form S-4 or Form S-8 registration statement (each as promulgated under the Act or their then equivalents relating to equity securities to be issued solely in connection with any business combination transaction, acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Subscriber (together with any other holders of its Common Stock or Warrants possessing "piggyback registration rights" comparable to those granted to the Subscriber hereunder ("Rightsholders")) written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144(k) promulgated under the Act. In order to effectuate these piggyback rights, in no event shall the Company be required by these provisions to keep up to date or to supplement any prospectus more than nine (9) months after the effective date of the registration statement of which such prospectus is a part. If the registration statement is being filed for an underwritten public offering, the Subscriber must timely execute and deliver the usual and customary agreement among the Company, such Subscriber and the underwriters relating to the registration; If the registration statement is being filed for an underwritten offer and sale by the Company of securities for its own account and the managing underwriters advise the Company in writing that in their opinion the offering contemplated by the registration statement cannot be successfully completed if the Company were to also register the Registrable Shares of the Subscriber requested to be included in such registration statement, then the Company will include in the registration: (i) first, any securities the Company proposes to sell, (ii) second, any securities of any person who se securities are being registered as a result of the exercise of a demand registration right, and (iii) third, that portion of the aggregate number of shares being requested for inclusion in the registration statement by (X) the Subscriber and (Y) all other Rightsholders, which in the opinion of such managing underwriters can successfully be sold, such number of shares to be taken pro rata from the Rightsholders on the basis of the total number of shares being requested for inclusion in the registration statement by each Rightsholder. "Strategic Issuance" shall mean an issuance of securities: (i) in connection with a "corporate partnering" transaction or a "strategic alliance" (as determined by the Board of Directors of the Company in good faith); (ii) in connection with any financing transaction in respect of which the Company is a borrower; or (iii) to a vendor, lender, or customer of the Company, or a research, manufacturing or other commercial collaborator of the Company, in a transaction approved by the Board of Directors, provided in any case, that such issuance is not being made primarily for the purpose of avoiding compliance with this Subscription Agreement.

      5. Miscellaneous

      5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Dyadic International, Inc., 140 Intracoastal Pointe Dr., Suite 404, Jupiter, FL 33477-5094, Attention: Mr. Mark Emalfarb, CEO, with a copy to (which shall not constitute notice) Jenkens & Gilchrist, PC, 225 West Washington, Suite 2600, Chicago, Illinois 60606,
Attention: Robert I. Schwimmer, Esq., and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

      5.2 This Subscription Agreement may be amended through a written instrument signed by the Subscriber, Dyadic and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

      5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

      5.5 This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company and Dyadic unless and until it is accepted by the Company and Dyadic. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

      5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

      5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

      5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

      5.10 The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the "Other Subscribers"), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber's rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a "group" (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Subscription Agreement or purchasing the Units or acquiring, disposing of or voting any of the underlying shares of Common Stock or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


------------------------------              ------------------------------------
Signature of Subscriber                     Signature of Co-Subscriber


------------------------------              ------------------------------------
Name of Subscriber                          Name of Co-Subscriber
[please print]


------------------------------              ------------------------------------
Address of Subscriber                       Address of Co-Subscriber


------------------------------              ------------------------------------
Social Security or Taxpayer                 Social Security or Taxpayer
Identification Number of Subscriber         Identification Number of
                                            Co-Subscriber


------------------------------
Number of Units Subscribed For


Subscription Agreed to and Accepted


CCP WORLDWIDE, INC.                                  DYADIC INTERNATIONAL, INC.


By:                                   By:
   ------------------------------        ---------------------------------------

Name:                                 Name:
     ----------------------------          -------------------------------------

Title:                                Title:
     ----------------------------           ------------------------------------

                                   Exhibit A-1

                        Corporate Investor Questionnaire



--------------------------------------------------------------------------------

Name:  ________________________________________

--------------------------------------------------------------------------------

IMPORTANT:
Please Complete


                        CORPORATE INVESTOR QUESTIONNAIRE

                             ----------------------

                               CCP WORLDWIDE, INC.
                           DYADIC INTERNATIONAL, INC.

                             ----------------------


CCP Worldwide, Inc.
c/o Gottbetter & Partners
488 Madison Avenue, 12th Floor
New York, New York  10022
Attention: Adam S. Gottbetter, Esq.

Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-509
Attn: Mark Emalfarb


            The information contained in this Corporate Investor Questionnaire is being furnished in order to determine whether the undersigned Corporation's subscription to purchase Units (the "Units") described in the Confidential Offering Memorandum, dated September __, 2004, of Dyadic International, Inc. and CCP Worldwide, Inc. (the "Company") may proceed.

            One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Louis W. Zehil, Esq. counsel to [redacted names of Placement Agents] (the "Placement Agents"), at McGuireWoods, LLP as per the accompanying Subscription Cover Letter. Please contact Louis Zehil at (212) 548-2138 if you have any questions with respect to this Questionnaire.



                                      A1-1

            ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Corporation understands that the offering required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.    PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE Corporation.

      |_| 1. Each of the shareholders of the undersigned Corporation is able to certify that such shareholder meets at least one of the following two conditions:

            (a) The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

            (b) The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 this year.

      |_| 2. Each of the shareholders of the undersigned Corporation is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 this year.

      |_| 3. The undersigned Corporation: (a) was not formed for the specific purpose of acquiring the Units; and (b) has total assets in excess of $5,000,000.

------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                                      A1-2

--------------------------------------------------------------------------------

            IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION 1 AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED Corporation LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-6).

--------------------------------------------------------------------------------


II.   OTHER CERTIFICATIONS

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the Corporation's purchase of Units will be solely for the Corporation's own account and not for the account of any other person or entity;

      (b) that the Corporation's name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

      (c)   that one of the following is true and correct (check one):

            |_| (i) the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

            |_| (ii) the Corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

            |_|   (iii) neither (i) nor (ii) above is true.


                                      A1-3

III.  GENERAL INFORMATION

      (a)   PROSPECTIVE PURCHASER (THE Corporation)


Name:  _________________________________________________________________________


Principal Place of Business: ___________________________________________________
                                            (Number and Street)


--------------------------------------------------------------------------------
           (City)                       (State)                 (Zip Code)


Address for Correspondence (if different):______________________________________
                                                   (Number and Street)


--------------------------------------------------------------------------------
           (City)                       (State)                 (Zip Code)


Telephone Number: ______________________________________________________________
                           (Area Code)               (Number)


Facsimile Number: ______________________________________________________________
                           (Area Code)               (Number)


State of Incorporation: ________________________________________________________


Date of Formation: _____________________________________________________________


Taxpayer Identification Number: ________________________________________________


NASD Affiliation or Association of the Corporation, if any: ____________________

            If none, check here |_|

Number of Shareholders: ________________________________________________________

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE Corporation


Name: __________________________________________________________________________


Position or Title: _____________________________________________________________



                                      A1-4

IV.   BENEFICIAL OWNERSHIP

      List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Units subscribed for herein:

      Name of Natural Person(s): _______________________________________________


      Address: _________________________________________________________________


               _________________________________________________________________


      Title (if any): __________________________________________________________


      Phone: ___________________________________________________________________


      Email address (if any): __________________________________________________


IV.   SIGNATURE

The Signature Page to this Questionnaire is contained on page A-6, entitled Corporation Signature Page.


                                      A1-5

                           Corporation Signature Page

                            -------------------------

                               CCP WORLDWIDE, INC.
                           DYADIC INTERNATIONAL, INC.

                            ------------------------

            1. The undersigned Corporation represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the Corporation will notify Louis W. Zehil, Esq., counsel to [redacted names of Placement Agents] at McGuireWoods, LLP, 1345 Avenue of the Americas, New York, New York 10105; (212) 548-2138 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Corporation's subscription and will promptly send Louis Zehil written confirmation of such change.

            2. The undersigned Corporation hereby represents and warrants that the person signing this Questionnaire on behalf of the Corporation has been duly authorized by all requisite action on the part of the Corporation to acquire the Units and sign this Questionnaire and this Subscription Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase the Units and enter into the Subscription Agreement.


                                     -------------------------------------------
                                                       Date


                                     -------------------------------------------
                                                Name of Corporation
                                               (Please Type or Print)


                                     By:
                                        ----------------------------------------
                                                     Signature


                                     Name:
                                          --------------------------------------
                                                (Please Type or Print)


                                     Title:
                                           -------------------------------------
                                                  (Please Type or Print)


      THE SECURITIES COMPRISING THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.


                                      A1-6

                                   Exhibit A-2

                        Individual Investor Questionnaire


--------------------------------------------------------------------------------

Name:  ________________________________________

--------------------------------------------------------------------------------

IMPORTANT:
Please Complete

                        INDIVIDUAL INVESTOR QUESTIONNAIRE

                            -------------------------

                               CCP WORLDWIDE, INC.
                           DYADIC INTERNATIONAL, INC.

                           --------------------------

CCP Worldwide, Inc.
c/o Gottbetter & Partners
488 Madison Avenue, 12th Floor
New York, New York  10022
Attention: Adam S. Gottbetter, Esq.

Dyadic International, Inc.
140 Intracoastal Pointe Drive, Suite 404
Jupiter, Florida  33477-509
Attn: Mark Emalfarb

      The information contained in this Individual Investor Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase Units (the "Units") described in the Confidential Offering Memorandum, dated September __, 2004, of Dyadic International, Inc., and CCP Worldwide, Inc. (the "Company") may proceed.

      One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Louis W. Zehil, Esq. counsel to [redacted names of Placement Agents] (the "Placement Agents"), at McGuireWoods, LLP as per the accompanying Subscription Cover Letter. Please contact Louis Zehil at (212) 548-2138 if you have any questions with respect to this Questionnaire.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.


                                      A2-1

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-6).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-6 and return both completed Questionnaires to McGuireWoods LLP in the same envelope.
--------------------------------------------------------------------------------

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS:

      |_|   Individual

      |_|   Joint Tenants (rights of survivorship)

      |_|   Tenants in Common (no rights of survivorship)

II.   PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

      |_| 1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

      |_| 2. I have had an individual income* in excess of $200,000 in each of the previous two years and I reasonably expect an individual income in excess of $200,000 this year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_| 3. My spouse and I have had a joint income* in excess of $300,000 in each of the previous two years and I reasonably expect a joint income in excess of $300,000 this year.

      |_| 4. I am a director and/or an executive officer of Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

---------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                      A2-2

III.  OTHER CERTIFICATIONS

      By signing the Signature Page, I certify the following (or, if I am purchasing Units with my spouse as co-owner, each of us certifies the following):

      (a)   that I am at least 21 years of age;

      (b) that my purchase of Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

      (c) that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

      (d)   that one of the following is true and correct (check one):

            Spouse, if Co-owner

      |_| |_| (i) I am a United States citizen or resident of the United States for United States federal income tax purposes.

      |_| |_| (ii) I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.   GENERAL INFORMATION

      (a)   PERSONAL INFORMATION


Name: __________________________________________________________________________


Social Security or Taxpayer Identification Number: _____________________________


Residence Address: _____________________________________________________________
                                  (Number and Street)


________________________________________________________________________________
           (City)                       (State)                 (Zip Code)


Residence Telephone Number: ____________________________________________________
                                   (Area Code)                (Number)

Residence Facsimile Number: ____________________________________________________
                                   (Area Code)                (Number)


Name of Business: ______________________________________________________________


Business Address: ______________________________________________________________
                                    (Number and Street)



                                      A2-3

________________________________________________________________________________
           (City)                       (State)                 (Zip Code)


Business Telephone Number: _____________________________________________________
                                   (Area Code)                (Number)


Business Facsimile Number: _____________________________________________________
                                   (Area Code)                (Number)


I prefer to have correspondence sent to:     |_| Residence    |_| Business


NASD Affiliation or Association, if any: _______________________________________


                             If none, check here |_|


SPOUSE, IF POTENTIAL CO-OWNER

Name: __________________________________________________________________________


Social Security or Taxpayer Identification Number: _____________________________


Residence Address: _____________________________________________________________
                                  (Number and Street)


________________________________________________________________________________
           (City)                       (State)                 (Zip Code)


Residence Telephone Number: ____________________________________________________
                                   (Area Code)                (Number)


Residence Facsimile Number: ____________________________________________________
                                   (Area Code)                (Number)


Name of Business: ______________________________________________________________


Business Address: ______________________________________________________________
                                    (Number and Street)


________________________________________________________________________________
           (City)                       (State)                 (Zip Code)


Business Telephone Number: _____________________________________________________
                                   (Area Code)                (Number)


Business Facsimile Number: _____________________________________________________
                                   (Area Code)                (Number)


I prefer to have correspondence sent to:     |_| Residence    |_| Business


NASD Affiliation or Association, if any: _______________________________________


                             If none, check here |_|


                                      A2-4

V.    SIGNATURE

The Signature Page to this Questionnaire is contained on page A-6, entitled Individual Signature Page.



                                      A2-5

                            INDIVIDUAL SIGNATURE PAGE

                         ------------------------------

                               CCP WORLDWIDE, INC.
                           DYADIC INTERNATIONAL, INC.

                         ------------------------------


            1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate, and (b) he/she will telephone Louis
W. Zehil, counsel to the Placement Agents at (212) 548-2138 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send Louis Zehil confirmation of such change.



                                     -------------------------------------------
                                                       Date


                                     -------------------------------------------
                                            Name (Please Type or Print)


                                     -------------------------------------------
                                                     Signature


                                     -------------------------------------------
                                             Name of Spouse if Co-owner
                                               (Please Type or Print)


                                     -------------------------------------------
                                          Signature of Spouse if Co-owner


--------------------------------------------------------------------------------
IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-6).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-6 and return both completed Questionnaires to McGuireWoods LLP in the same envelope.
--------------------------------------------------------------------------------

      THE SECURITIES COMPRISING THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.


                                      A2-6